UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15 (d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): June 30, 2017
TRIPLE-S MANAGEMENT CORPORATION
(Exact Name of Registrant as Specified in Charter)

Puerto Rico	001-33865	66-0555678
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Registrant’s telephone number, including area code: 787-749-4949

1441 F.D. Roosevelt Avenue, San Juan, Puerto Rico 00920
(Address of Principal Executive Offices and Zip Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On June 30, 2017, Triple-S Salud, Inc., a Puerto Rico insurance company (“Triple-S”) and managed care subsidiary of Triple-S Management Corporation (the “Company”), amended its contract (the “Amendment”) with the Puerto Rico Health Insurance Administration (“ASES”, by its Spanish acronym) for the offering of health care services for the Medicaid subscribers in the Metro North and West regions of the Government of Puerto Rico’s health insurance program, known as the Government Health Plan (the “Contract”). The Company announced the entry into the Contract under Item 1.01 of a Current Report on Form 8-K dated February 9, 2015.

The Amendment extends the term of the Contract for a three-month period ending on September 30, 2017 (the “Extension Period”), while the parties conclude the negotiations for the renewal of the Contract for the remaining one year term ending on June 30, 2018 (the “Renewal Period”). The Amendment also increases the fees that Triple-S will receive from ASES under the Contract during the Extension Period and Renewal Period. For the services provided during the Extension Period and Renewal Period, Triple-S will receive $183.38 per member per month (“PMPM”) for the Metro North Region and $148.99 PMPM for the West Region of the Commonwealth of Puerto Rico (the “New PMPM Payments”). The New PMPM Payments remain subject to the approval of the Centers for Medicare & Medicaid Services (“CMS”). During the Extension Period, ASES will continue to pay the current PMPM until CMS approves the New PMPM Payments. Upon CMS’ approval, ASES will pay the cumulative difference between the current and the New PMPM Payments for the period between July 1, 2017 and the date of CMS’ approval. If the parties are unable to conclude the negotiations for the Renewal Period by July 31, 2017, Triple-S will have the option not to renew the Contract for such period. All other provisions of the Contract will remain in full force and effect during the Extension Period.

The foregoing summary of the terms and conditions of the Amendment is subject to, and qualified in its entirety by, the full text of the Amendment which will be filed with the next periodic filing under the Securities Exchange Act of 1934, as amended.

Item 8.01 Other Events.

On July 5, 2017, the Company issued a press release announcing that Triple-S Salud, Inc., subsidiary of the Company, reached an agreement for a three-month extension of its contract with the Puerto Rico Health Insurance Administration (“ASES”, by its Spanish acronym) for the offering of health care services for the Medicaid subscribers in the Metro North and West regions of the Government of Puerto Rico’s health insurance program. A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

(d) The following item is filed as an exhibit to this report:

99.1 Press release of Triple-S Management Corporation, dated July 5, 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRIPLE-S MANAGEMENT CORPORATION

Date: July 5, 2017	By:	/s/ Roberto García-Rodríguez
Name: Roberto García-Rodríguez
Title: President & Chief Executive Officer